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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 1, 2002





                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





          TENNESSEE                    000-27694               62-1201561
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)        Identification Number)


   3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE           38125
           (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)



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

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       On April 1, 2002, Partners Capital Group ("PCG"), a wholly-owned subsidiary of SCB Computer Technology, Inc. (the "Company"), sold certain assets relating to its computer equipment leasing business to CTI Gateway, L.L.C. ("CTI"), a company owned by Matthew G. Drolshagen, a former employee of the Company. The assets sold consisted primarily of the leased computer equipment, contract interests, business books and records, intellectual property, and goodwill of PCG's business. In consideration for the assets, CTI agreed to pay $30,000 in cash to PCG in two installments after the closing and to assume all of PCG's liabilities and obligations arising from the assigned contracts and the operation of the business, including $4.6 million in non-recourse debt incurred by PCG for the original purchase of the equipment. The purchase price was negotiated at arms length between the parties, taking into account the past operating results, existing customer relationships, and future prospects of PCG's business. The Company used the proceeds from the sale for general corporate purposes. In connection with the transaction, SCB and CTI terminated a contract whereby CTI had managed SCB's computer equipment leasing portfolio since September 2000, and SCB paid $60,000 in cash to CTI as consideration for such termination. In addition, PCG and CTI entered into a contract whereby CTI agreed to pay to PCG 35% of all amounts received from all future leasing and sale activities involving the equipment.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (b) Pro Forma Financial Information.

       The following unaudited pro forma condensed consolidated balance sheet as of January 31, 2002, is presented as if the transaction had occurred as of such date. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended January 31, 2002, and the year ended April 30, 2001, are presented as if the transaction had occurred as of May 1, 2001, and May 1, 2000, respectively. Additionally, these unaudited pro forma condensed consolidated statements of operations are presented as if the June
20, 2001 sale of the Company's Enterprise Resource Planning business unit as discussed in the Company's 8-K filed July 3, 2001 had occurred as of May 1, 2001, and May 1, 2000, respectively.

       The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma financial position and results of operations in accordance with Article 11 of Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

       The pro forma condensed consolidated financial statements should be read in conjunction with the Company's unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q, as amended, for the fiscal quarter ended January 31, 2002, and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2001. The pro forma information may not necessarily be indicative of what the Company's financial position or results of operations would have been had the transaction been in effect as of the date and for the periods presented, nor is such information necessarily indicative of what the Company's financial position or results of operations would be as of any future date or for any future period.

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)



                                                                                 January 31, 2002
                                                                   ---------------------------------------------
                                                                                      Pro Forma
                                                                   Historical        Adjustments       Pro Forma
                                                                   ----------        -----------       ---------
ASSETS
Current assets:
  Cash and cash equivalents                                        $    307          $     --          $   307
  Accounts receivable, net of allowance for doubtful accounts        14,622                             14,622
  Current portion of leases                                           4,417            (4,417)(a)           --
  Other current assets                                                7,432                              7,432
                                                                   --------          --------          -------
    Total current assets                                             26,778            (4,417)          22,361
Investment in leasing activities                                        864              (864)(a)           --
Fixed assets:
   Furniture, fixtures, and equipment                                30,306                             30,306
   Accumulated depreciation                                         (20,133)                           (20,133)
                                                                   --------          --------          -------
                                                                     10,173                --           10,173
Other                                                                 8,285               (48)(b)        8,237
                                                                   --------          --------          -------
Total assets                                                       $ 46,100          $ (5,329)         $40,771
                                                                   ========          ========          =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                $  1,753                            $ 1,753
   Accrued expenses                                                   5,432                              5,432
   Current portion of long term debt                                  6,591                              6,591
   Current portion of nonrecourse debt                                3,663            (3,663)(a)           --
   Deferred revenue                                                   1,083                              1,083
                                                                   --------          --------          -------
Total current liabilities                                            18,522            (3,663)          14,859

Long term debt                                                       10,812                             10,812
Notes payable - nonrecourse                                           1,740            (1,740)(a)           --
Other long term liabilities                                             125                                125
Shareholders' equity                                                 14,901                74 (c)       14,975
                                                                   --------          --------          -------
Total liabilities and shareholders' equity                         $ 46,100          $ (5,329)         $40,771
                                                                   ========          ========          =======


See accompanying notes

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)



                                                           Nine-month period ended January 31, 2002
                                                   --------------------------------------------------------
                                                                      PCG              ERP
                                                   Historical     Disposition(d)  Disposition(e)  Pro Forma
                                                   ----------     --------------  -------------  ---------
Revenue                                             $ 80,965         $ 3,492        $1,703        $ 75,770
Cost of services                                      60,032           3,205         1,015          55,812
                                                    --------         -------        ------        --------
Gross profit                                          20,933             287           688          19,958

Selling, general and administrative expenses          17,503             166           573          16,764
                                                    --------         -------        ------        --------
Income from operations                                 3,430             121           115           3,194

Other income (expenses)
   Net interest expense                                1,383              --            --           1,383
   Other, net                                            401              --           357              44
                                                    --------         -------        ------        --------
   Total other income (expenses)                        (982)             --           357          (1,339)
                                                    --------         -------        ------        --------
Income before income taxes                             2,448             121           472           1,855

Income tax expense                                       967              48           186             733
                                                    --------         -------        ------        --------

Net income                                          $  1,481         $    73        $  286        $  1,122
                                                    ========         =======        ======        ========

Net income per share - basic                        $   0.06                                      $   0.04
                                                    ========                                      ========
Net income per share - diluted                      $   0.06                                      $   0.04
                                                    ========                                      ========
Weighted average number of common
    shares - basic                                    24,985                                        24,985
                                                    ========                                      ========
Weighted average number of common
    shares - diluted                                  25,149                                        25,149
                                                    ========                                      ========











See accompanying notes

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)




                                                                    Fiscal Year ended April 30, 2001
                                                    -------------------------------------------------------------
                                                                       PCG               ERP
                                                    Historical     Disposition(d)    Disposition(e)     Pro Forma
                                                    ----------     --------------    --------------     ---------
Revenue                                             $ 131,300         $  6,853         $ 20,534         $ 103,913
Cost of services                                       93,579            5,536           10,377            77,666
                                                    ---------         --------         --------         ---------
Gross profit                                           37,721            1,317           10,157            26,247

Selling, general and administrative expenses           37,408            1,469            8,599            27,340
Impairment other charges                               42,927           10,812               --            32,115
                                                    ---------         --------         --------         ---------
Loss from operations                                  (42,614)         (10,964)           1,558           (33,208)

Other income (expenses)
   Interest income                                         86               --               --                86
   Interest expense                                    (3,893)              --                             (3,893)
   Other, net                                           1,348               --               --             1,348
                                                    ---------         --------         --------         ---------
   Total other income (expenses)                       (2,459)              --               --            (2,459)
                                                    ---------         --------         --------         ---------
Loss before income taxes                              (45,073)         (10,964)           1,558           (35,667)

Income tax expense (benefit)                          (10,949)          (2,663)             378            (7,908)
                                                    ---------         --------         --------         ---------

Net loss                                            $ (34,124)        $ (8,301)        $  1,180         $ (27,759)
                                                    =========         ========         ========         =========

Net loss per share - basic                          $   (1.36)                                          $   (1.11)
                                                    =========                                           =========
Net loss per share - diluted                        $   (1.36)                                          $   (1.11)
                                                    =========                                           =========
Weighted average number of common
    shares - basic                                     25,045                                              25,045
                                                    =========                                           =========
Weighted average number of common
    shares assuming conversion - diluted               25,045                                              25,045
                                                    =========                                           =========








See accompanying notes

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

       The accompanying pro forma condensed consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale of certain assets of PCG's business as if the transaction occurred at the date indicated in the introduction:

(a) Represents the elimination of PCG's assets sold and liabilities assumed.

(b) Represents the income tax impact of the gain on the sale of PCG's assets and liabilities assumed.

(c) Represents the gain, net of taxes, on the sale of PCG's assets and liabilities assumed as if the transaction had occurred on January 31, 2002. The pretax gain of $122,000 representing the net liabilities assumed in excess of the net assets sold was not included in these pro forma consolidated statements of income.

(d) Represents PCG's results of operations.

(e) Represents the results of operations for the Enterprise Resource Planning ("ERP") business unit that was sold effective June 20, 2001.

    (c)    Exhibits.

           The following exhibit is filed as part of this report:

Exhibit
Number                           Description of Exhibit
-------                          ----------------------
     2        Purchase and Sale Agreement dated April 1, 2002, between Partners
              Capital Group and CTI Gateway, L.L.C. Schedules and exhibits have been omitted from this filing. The Company will furnish, as supplementary information, a copy of the omitted material to the
              Securities and Exchange Commission upon request.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2002

                                       SCB COMPUTER TECHNOLOGY, INC.



                                       By:      /s/  Michael J. Boling
                                          --------------------------------------
                                                     Michael J. Boling
                                               Executive Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                           Description of Exhibit
-------                          ----------------------
  2           Purchase and Sale Agreement dated April 1, 2002, between Partners
              Capital Group and CTI Gateway, L.L.C. Schedules and exhibits have been omitted from this filing. The Company will furnish, as supplementary information, a copy of the omitted material to the
              Securities and Exchange Commission upon request.